                                                                  Van Eck Global

                                                       Worldwide Insurance Trust
[GRAPHIC]
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1999


        discipline


                                                 Worldwide Emerging Markets Fund


allocation


                diversify



                         GLOBAL INVESTMENTS SINCE 1955

                    Van Eck Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to report that the emerging stock markets made substantial gains in the first half of 1999, led by the Asia region. After the travails of 1998, the final shoe to drop on emerging markets was the Brazilian devaluation in January. After that event, emerging markets bounced back, fueled by ample liquidity and a rebound in economic growth that took many by surprise. The Van Eck Worldwide Emerging Markets Fund gained 45.9% in the first six months of 1999, comparing favorably to the Morgan Stanley Capital International Emerging Markets Free Index, which rose 39.9% over the same period. As always, we strive to achieve competitive returns while controlling risk.

Review

Asian markets posted large gains during the period under review, led by China and Indonesia. These rallies were fueled by strong financial liquidity as Asia continues to run large trade surpluses and the flow of incoming foreign investments has been strong. Both of these factors would naturally lead to a strengthening of local currencies. However, to ensure that the competitive gain won by devaluation is not whittled away, Asian governments have intervened (or threatened to intervene) by selling local currencies and buying foreign currencies to prevent substantial currency appreciation, thereby providing the domestic financial systems with plenty of liquidity. The most obvious manifestation of this is in sharply lower interest rates, many of which are below pre-crisis levels. As the attraction of putting money on deposit with banks has lessened, money has instead been directed into stocks.

This liquidity may have been responsible for the initial surge in stock prices, but the improving fundamentals certainly justify further price increases. Not only are there increasing signs of economic recovery, but there are many examples of value-enhancing corporate restructuring taking place. These two factors combined should cause a very strong upturn in Asian earnings for at least this year and next.

Latin America's major markets, though lagging the performance of Asian markets, made progress during the first six months of 1999. In particular, the Mexican market was strong, feeding off the continued strength of the U.S. economy.

The European, Middle East and African regions had mixed but generally positive performance during this period. The Turkish market performed well as the economic and political situation there seems to be improving, while Hungary was disappointing, in part due to the conflict in Kosovo.

Review by Market

The Hong Kong market began the year in relatively poor shape. The economy appeared to be lagging other Asian economies due to high real interest rates and a perception that the Chinese economy was still slowing despite huge efforts to revive growth through government spending. In addition, there was an overhang of stock from government stock market support in 1998. As the year progressed, more positive news emerged and the Hong Kong market ended the first half up 34% in U.S. dollar terms. Although China's WTO (World Trade Organization) talks with the U.S. did not ultimately bear fruit, significant concessions were made and the commitment to liberalization and reform in China is heartening. The most significant change for both China and Hong Kong, in our opinion, is the shift to aggressive reflation in China, despite the fact that a greater level of reflation may cause the depreciation of the Chinese currency at some time in the future. In the second quarter, we added to China-related stocks, including China Everbright (a financial conglomerate) and China Telecom.

The Taiwanese market lagged behind other Asian markets, although it still managed to gain 32% in the first half. The Taiwanese economy did not experience the same excesses as other Asian economies, principally because capital controls are tighter in Taiwan. The economy is therefore not quite on the same track as other Asian economies and will not rebound as dramatically. Because of these capital controls, the Taiwanese market is particularly sensitive

                    Van Eck Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
to inward capital flows generated by strong exports. The key to exports is the electronics cycle, which has turned very positive. Consequently, your Fund has been building up positions in leading stocks in the electronics sector, such as Acer and Asustek.

In economic terms, the biggest rebound has been seen in Korea, which is currently growing at about 7%. Huge inflows into domestic mutual funds have propelled the market upwards, allowing many indebted companies to issue equity to reduce their debt-to-equity ratios. The market (+63% in the first half) has benefited significantly from company restructuring plans, which have reduced costs and increased the low returns on equity that have been the norm in the past.

Malaysia (+38%) successfully defied the skeptics by engineering a recovery in its domestic economy despite (or perhaps because of) capital controls that were put in place last year. These capital controls have now been substantially lifted and replaced by a staggered capital gains tax. Political infighting was a focus for the market in the first half as the corruption trial of the former Deputy Prime Minister Anwar Ibrahim made headlines. Although the political noise has abated somewhat, Prime Minister Mahathir may be tempted to call early elections, which would probably be positive for stocks. Looking to the next quarter, Malaysia has room to reduce interest rates further and this is what typically drives performance in this market.

The Fund has remained overweight in Indonesia throughout the last six months, participating fully in a market that rose 98% over that period. The key event for Indonesia was the first fully democratic elections for 30 years, which took place in the second quarter. These elections were conducted in a substantially more peaceful atmosphere than many dared to hope for. On the negative side, the counting of votes has taken far longer than anticipated, giving rise to charges of manipulation. Although the final results have yet to be announced, it appears clear that Megawati Sukarnoputri's PDI party has secured the largest amount of votes. The next stage is the election of the President, which will involve a great deal of political maneuvering among the many parties. Meanwhile, the economy returned to growth in the first quarter of 1999. Although the growth was only 0.3%, this was substantially better than expected. Interest rates have also declined dramatically from over 40% to 17% at June 30. The Fund is currently invested in the banking and automotive sectors in this market.

The Philippine market (+29%) was driven by indications of recovery in domestic consumption, frequent reductions in interest rates, and a pickup in corporate mergers and acquisitions activity. The Fund is currently invested in stocks that should benefit from these trends. These range from the nation's leading fast food company (Jollibee) to its dominant telecommunications operator
(PLDT).

With improving Asian trade and strong electronics orders, it is not surprising that Singapore stocks fared well in the first half of 1999, rising 53%. Singapore companies have been among the most eager to restructure, which has also contributed to returns.

In Thailand (+46%), the pace of restructuring non-performing loans has picked up over the last few months, contributing to the reduction of these bad debts. This process has been substantially aided by the passage of a number of measures to establish a more effective bankruptcy procedure. Continued interest rate cuts have also helped. Just as importantly, the banks have demonstrated more zeal to go after recalcitrant debtors. The Fund is overweight domestic consumption, property and finance stocks.

After a strong start to the year, the Indian market failed to keep pace with the rest of Asia in the second quarter, (yet still ended the first half up 33%). This was largely due to the fall of the Indian government, which lost a vote of confidence by one vote, marking the end of the third Indian Government in three years. Logistical difficulties have meant the postponement of the general election until September, with the final result not available until October. The resulting political hiatus has not been particularly helpful, nor has the ongoing military dispute in Kashmir. On the positive

                    Van Eck Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------
side, statistics such as cement sales are pointing to a pickup in the economy, with subdued inflation.

The Latin markets began 1999 very poorly, as market concerns over the sustainability of the crawling peg exchange rate in Brazil proved correct. Brazil abandoned its defense of the peg and adopted a floating exchange rate in mid-January. The real (Brazil's currency) lost over 40% of its value, but stabilized and rebounded somewhat after the appointment of Arminio Fraga, a former Soros employee, as head of the Central Bank. Fraga adopted an inflation target and negotiated an emergency funding program from the IMF and other multilateral institutions. Early forecasts as to the extent of the contraction in the Brazilian economy have proved to be overly pessimistic and many economists now believe that economic growth will decline by less than 1%. The Brazilian market rose 18% in dollar terms in the first half, although many of the Fund's positions have performed substantially better. For example, steel maker Gerdau rose 124% and Petrobras, the national oil company, rose 37%.

The Mexican market initially sold off with Brazil, but rebounded strongly as investors began to realize the extent of its integration with the U.S. economy through NAFTA. The Mexican peso strengthened almost 6% in the first half, helped by strong oil prices. The Mexican government has been taking steps to ensure that the usual end-of-presidential-term fiscal blowout does not occur. The government has implemented a tight budget and pledged that oil revenues, which are higher than expected, will be spent to pay down debt. In addition, they have negotiated some $24 billion of emergency credit lines to avoid reliance on volatile short-term money flows. The Mexican market rose 56% in the first half, led by several of the Fund's holdings, such as Grupo Televisa and banks Banacci and Bancomer.

The Argentine and Chilean economies were mired in recession in the first half of 1999 with no signs of bottoming. Despite this fact, the stock markets performed rather well in the first half with Argentina rising 16% and Chile rising 17%. Stock market performance was largely driven by foreign takeover activity. Repsol of Spain bought YPF, Argentina's largest company, and Endesa Spain took control of Enersis and Endesa Chile, both in the Chilean electricity sector. A recovery in commodity prices, particularly copper and oil, has improved sentiment slightly but a significant turnaround in these two economies is not expected until late in the second half. The Fund is underweight in both markets.

The Andean Pact countries, Colombia, Peru and Venezuela, have been largely ignored in the first half of 1999 with investors focusing on their more liquid neighbors. The Fund took a position in CANTV, the Venezuelan phone company, as it was trading at a significant discount to its peers and rising oil prices should allow a pickup in Venezuelan GDP growth.

The EMEA markets (Europe, Middle East and Africa) have been driven by convergence towards Western European economic fundamentals. However, economic growth in Europe was slow in the first half of 1999, which had a negative effect on the economic performance of many countries on the edge of the EU. Conflict in Kosovo created volatility and is likely to lead to a slowdown in tourism to the region.

The Greek market had a spectacular start to the year, fueled by expectations of early EMU entry, ending the first half up 32%. The escalation of the Kosovo conflict increased volatility, but relief buying by retail investors post-Kosovo supported the market. We have found some selective opportunities but regard the market as generally expensive and have an underweight position.

The Turkish market has been very strong, rising 42%. However, the market has been volatile, with politics at center stage and the economy in a deep recession. Turkish police arrested Ocalan, the leader of the PKK Kurdish separatist group, boosting the popularity of Prime Minister Ecevit. His party subsequently gained the most seats in a snap election and he is now leading a strong reform-minded coalition. Recent talks with the IMF have been promising and a number of reforms in social security and banking have been

                    Van Eck Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
proposed. We are cautiously optimistic on the Turkish market and have an overweight position.

Israel also experienced elections and a slow economy in the first half of 1999. However, a succession of interest rate cuts and hopes for the peace process have led to a 41% rise in the stock market. The Fund is overweight Israel, particularly in the world class technology sector that features many companies dominant in particular niches such as Orbotech, a world market leader in automated optical inspection equipment.

Poland and Hungary were more affected by the slowdown in Western Europe than their southern counterparts as a large proportion of their exports are to the EU. The Hungarian market has performed poorly so far in 1999, losing 8%. Investors are concerned by the size of the budget and current account deficits, and the sustainability of the currency. The Fund is overweight Hungary as we feel these concerns are overblown and the country has some excellent companies at cheap valuations. The Polish market rose 18% in the first half of 1999. The Fund is overweight, focusing on the telecom and banking sectors.

The Fund participated in the spectacular rise in the Russian market, up 113% in the first half, through a position in Lukoil, Russia's largest oil company. However, although macroeconomic fundamentals seem to be gradually improving, Russian risk remains high. Politics will be the main focus as Parliamentary elections are to be held in December and Presidential elections in 2000.

In South Africa (+27%), the general election was won by the ANC but with less than the two-thirds majority that would have allowed them to alter the constitution. This result helped calm some of the fears that the independence of the central bank might be compromised. Macroeconomic numbers have shown encouraging stability, and the pickup in most commodity prices, with the exception of gold, should be positive.

The Outlook

The global environment is benign, with good liquidity and overall OECD growth expectations being revised upwards. In particular, Japanese demand is strengthening in the areas that matter most to Asia, such as electronics and tourism.

The economic recovery in Asia is well underway and, in our view, it goes beyond the year-on-year effect of a poor 1998. While some quibble about the quality and sustainability of the growth, we believe the breadth of the recovery is impressive. Consumption is strengthening as unemployment falls, savings get spent and the wealth effect kicks in. Fiscal spending should remain strong and exports should get a boost from rising intra-Asian trade. Crucially, progress is being made in clearing financial systems of bad debt, which should allow banks to start lending again.

Latin economies and markets are likely to benefit from the current recovery in commodity prices, although remain dependent on the availability of foreign capital. Assuming a gradual reduction in interest rate spreads, economic recovery and diminishing political risk should lead Latin markets to strong performance in the second half. Valuations remain attractive and earnings growth is returning.

European emerging markets generally have encouraging prospects for the second half. European growth is rebounding, the convergence process remains on track, and reform-minded governments have been elected in Turkey and Israel. Earnings are likely to improve and valuations are still reasonable.

For these reasons we look forward to the second half of 1999 and beyond with a good deal of confidence for emerging markets. As we approach the end of the year, we may see quiet, thin trading conditions due to Y2K concerns. We believe that this should only be a temporary phenomenon and the increasingly strong fundamentals of emerging markets as an asset class should bring renewed momentum to these markets thereafter.

                    Van Eck Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to working with you in the future.


 [PHOTO]                  [PHOTO]

 /s/ David A. Semple      /s/ David M. Hulme
 David A. Semple          David M. Hulme
 Co-Portfolio             Co-Portfolio
 Manager                  Manager

July 14, 1999

Note: Effective July 1, 1999, David Hulme was named co-portfolio manager of the Van Eck Worldwide Emerging Markets Fund, along with David Semple, who has been co-portfolio manager since March 1999.

--------------------------------------------------------------------------------
Performance Record as of 6/30/99

---------------------------------
Average Annual
Total Return
---------------------------------
Since Inception (12/21/95)   1.8%
---------------------------------
1 Year                      24.4%
---------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                            Geographical Weightings
                              as of June 30, 1999


                                  [PIE CHART]


South Korea             10.2%
Brazil                  8.8%
Greece                  2.7%
Hong Kong               6.2%
Hungary                 2.9%
India                   6.8%
Israel                  4.2%
Malaysia                4.1%
Mexico                  9.0%
Philippines             3.8%
Singapore               4.0%
South Africa            5.3%
Thailand                5.1%
Other                   7.1%
Cash/Equivalents        9.2%
Indonesia               5.8%
Taiwan                  4.8%

                    Van Eck Worldwide Emerging Markets Fund
                  Top Ten Equity Holdings as of June 30, 1999*


SK Telecom Co. Ltd.
(South Korea, 4.0%)

SK Telecom is Korea's market leader in mobile telecommunications, with a market share of 42%. The industry has been growing quickly even during the recession in Korea, partly due to handset subsidies offered by the network operators, which have now been phased out.

R.O.C. Taiwan Fund
(Taiwan, 2.4%)

The R.O.C. Fund is a closed-end mutual fund whose objective is to invest in publicly traded securities of Taiwanese companies. The fund is trading at a discount to the underlying value of its assets.

Shin Corporation PLC
(Thailand, 1.8%)

Shin Corporation, through its listed subsidiaries, is involved in mobile telecommunications and satellite operations. After reorganizing the group, Shin Corp. is in a position to take advantage of the expected liberalization and consolidation of the Thai telecom industry.

Commerce Asset Holding Bhd.
(Malaysia, 1.7%)

Commerce Asset is a financial services holding company principally engaged in commercial banking. Bank of Commerce, one of its subsidiaries, is currently merging with Bank Bumi, which was the second- largest commercial bank in Malaysia, on terms that are very advantageous to Bank of Commerce. The merger will greatly enhance the asset size of its banking business, and the number of branches that it runs.

Grupo Televisa S.A.
(Mexico, 1.5%)

Televisa is the largest media company in Latin America with interests in television, publishing, music and satellite broadcasting. Televisa enjoys television ratings of over 80% and has been raising advertising tariffs, which remain extremely low by international standards. A huge cost-cutting program has boosted margins significantly, allowed the pay down of debt and enhanced earnings. The company is valued at a 30% discount to similar companies in the U.S. despite having superior growth prospects.

Grupo Financiero Banamex S.A.
(Mexico, 1.4%)

Banamex is Mexico's second-largest bank, with associates in insurance, asset management and other financial services. Widespread loan default in the Mexican banking system in 1995 resulted in a government bailout of the banking sector. Since then, the bank has been recapitalized and most loans have been restructured. Accounting regulation changes have brought more transparency to Mexican bank financial statements. The Mexican banking sector currently trades at around a 25% discount to the Latin American average. Banamex is also part of a consortium providing long distance telephone service in Mexico and has a significant market share in the nascent private pension fund industry.

Fomento Economico Mexicano (Femsa) S.A.
(Mexico, 1.3%)

Femsa has four main areas of business: soft drink bottling, brewing, packaging and convenience stores. Femsa has a bottling joint venture with the Coca Cola franchises for Mexico City and Buenos Aires. The beer division is seeing rising volumes as a result of Mexico's economic recovery. The packaging division is the most efficient in Latin America and the convenience stores are expanding steadily. Femsa is an interesting play on economic growth and the rise in disposable incomes in Mexico and Argentina.

Magyar Tavkozlesi (Matav)
(Hungary, 1.3%)

Matav is the national telecom company in Hungary and has a monopoly on long distance and international calls until 2001. Matav is well placed to face competition on the expiration of its monopoly as it has substantially rebalanced its tariffs. Matav has almost 60% of the fast-growing Hungarian cellular market. A cost-cutting program has largely been implemented and has delivered excellent earnings growth. Matav is controlled by a consortium which includes Ameritech and Deutsche Telekom.

                    Van Eck Worldwide Emerging Markets Fund
                  Top Ten Equity Holdings as of June 30, 1999*


Orbotech, Ltd.
(Israel, 1.2%)

Orbotech designs, develops and manufactures automated optical inspection systems for inspecting and identifying defects in the production process of the printed circuit board (PCB) and liquid crystal flat panel display (FPD) industries. The company also produces computer-aided manufacturing systems and laser plotters. Demand for automated inspection systems is increasing as PCBs and FPDs become more complex and manual inspection becomes no longer viable. Orbotech has recently strengthened its presence in Europe and Japan through takeovers.

PT Bank Pan Indonesia
(Indonesia, 1.2%)

Panin Bank provides a range of banking services in Indonesia. Although much of the Indonesian banking sector was devastated during the recession that Indonesia suffered, Panin Bank was exempt from the government's recapitalization program due to its strong capital base at the start of the crisis. The ANZ bank group of Australia will be a 20% shareholder after a current rights issue.
-------
*Portfolio is subject to change.

                        Worldwide Emerging Markets Fund
                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           No. of
         Shares or
         Principal                                                    Value
 Country   Amount                  Securities (a)                    (Note 1)
-------------------------------------------------------------------------------
 ARGENTINA: 0.8%
             16,700 Banco del Suquia S.A. (Negotiable
                     Obligations) (d)                              $      9,019
             30,000 Banco Galicia Y Buenos Aires S.A. de C.V.
                     (ADR)                                              607,500
            120,000 Perez Companc S.A.                                  690,093
                                                                   ------------
                                                                      1,306,612
                                                                   ------------
 BRAZIL: 8.8%
         26,700,000 Banco de Estado de Sao Paulo S.A. (Banespa)       1,140,186
            650,000 Banco Itau S.A. Pfd.                                334,559
            800,000 Caemi Mineraca e Metalurgia S.A.                     26,697
             62,000 CBD (PAO DE AZUCAR) (ADR)                         1,158,625
          2,000,000 Celular CRT Participacoes                           271,493
         17,111,100 CIA Eletricidade de Bahia (Coelba)                  425,842
            160,000 CIA Paranaense de Energia (Copel) Pfd. (ADR)      1,340,000
          2,000,000 CIA Riograndense Telecomunications                  476,244
             50,000 Companhia Vale do Rio Doce                          995,475
         45,000,000 Gerdau S.A.                                         738,376
         25,000,000 Metalurgica Gerdau PN Local                         749,434
         11,000,000 Petroleo Brasileiro S.A.                          1,701,640
                  2 Tele Centro Oeste Celular                                 8
             25,000 Tele Centro Sul Participacoes S.A. (ADR)          1,387,500
             82,680 Tele Norte Leste Participacoes S.A. (ADR)         1,534,747
          2,700,000 Telecomunicacoes de Sao Paulo S.A. (Telesp)         220,673
          1,500,000 Telecomunicacoes de Sao Paulo S.A. (Telesp)
                     Pfd.                                               178,167
             41,040 Telecomunicacoes de Sao Paulo S.A. Rts Pfd.              11
          6,470,000 Telesp Celular S.A.                                 208,628
          9,000,000 Telesp Celular Pref.                                468,326
             20,000 Telesp Participacoes (ADR)                          457,500
                                                                   ------------
                                                                     13,814,131
                                                                   ------------
 CHINA: 1.5%
         USD 70,000 Huaneng Power International Convertible Bond
                     1.75%, 5/21/04                                   1,198,771
         13,500,000 Maanshan Iron and
                     Steel Co. Ltd.                                   1,235,387
                                                                   ------------
                                                                      2,434,158
                                                                   ------------

          No. of
         Shares or
         Principal                                                   Value
 Country  Amount                  Securities (a)                    (Note 1)
------------------------------------------------------------------------------
 EGYPT: 0.4%
            19,600 Al-Ahram Beverages Co. S.A.E. (GDR)            $    560,560
                                                                  ------------
 GREECE: 2.7%
             8,325 Alpha Credit Bank                                   535,990
            17,350 Folli-Follie ABEE                                   480,935
            22,000 Goody's S.A.                                        586,806
            62,250 Hellenic Telecommunications S.A. (OTE) (b)        1,203,338
             1,830 Interamerican Insurance Co.                          40,628
             4,645 National Bank of Greece S.A.                        303,479
            55,807 Sarantis S.A.                                     1,100,033
                                                                  ------------
                                                                     4,251,209
                                                                  ------------
 HONG KONG: 6.2%
            15,000 Cheung Kong (Holdings) Ltd.                         133,398
         1,500,000 China Everbright Pacific Ltd.                     1,498,318
           400,000 China Telecom (Hong Kong) Ltd.                    1,111,011
           750,000 Cosco Pacific Ltd.                                  623,494
         1,730,000 Giordano International Ltd.                       1,226,365
         1,000,000 HKR International Ltd.                              863,547
         1,200,000 JCG Holdings Ltd.                                   572,261
           100,000 Johnson Electronics Holdings                        412,440
           358,000 Li & Fung Ltd.                                      858,236
           235,000 Pacific Century Insurance
                    Co. Ltd.                                           190,212
         2,400,000 Sino Land Co.                                     1,376,519
         5,000,000 South Seas Development Co.                          431,773
            90,000 Television Broadcasts Co.                           422,236
                                                                  ------------
                                                                     9,719,810
                                                                  ------------
 HUNGARY: 2.9%
            15,500 Gedeon Richter Rt. (Sponsored GDR)                  678,125
            74,200 Magyar Tavkozlesi Rt.
                    (Matav) (b)                                      2,040,500
            73,200 MOL Magyar Olaj-es Gazipari Rt. (GDR)             1,753,140
                                                                  ------------
                                                                     4,471,765
                                                                  ------------
 INDIA: 6.8%
            25,000 Hindustan Lever Ltd.                              1,371,600
           255,000 Hindustan Petroleum
                    Corp. Ltd.                                       1,460,754
            11,700 Housing Development Finance Corporation Ltd.        599.294
            52,500 ITC Ltd.                                          1,325,812

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (Continued)
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

            No. of
           Shares or
           Principal                                 Value
 Country    Amount          Securities (a)          (Note 1)
--------------------------------------------------------------
 INDIA: (continued)
               250,000 Larsen & Toubro Ltd.       $  1,651,106
               240,000 Mahanagar Telephone
                        Nigam Ltd.                   1,029,045
                16,500 NIIT Ltd.                       773,271
                52,500 Satyam Computer Services
                        Ltd.                         1,534,518
                46,363 Videsh Sanchar Nigam
                        Ltd.                           976,850
                                                  ------------
                                                    10,722,250
                                                  ------------
 INDONESIA: 5.8%
         USD 2,700,000 PT Astra International
                        Bond 8.75%,
                        8/07/03 (e)                  1,458,000
             6,200,000 PT Bank Pan Indonesia
                        Tbk "F"                      1,810,219
             6,979,000 PT Bimantara Citra            1,528,248
                 7,500 PT Guadang Garam Tbk             20,474
             1,250,500 PT Indofood Sukses
                        Makmur TbK                   1,716,015
            30,000,000 PT Lippo Bank Tbk             1,642,336
             2,500,000 PT Pabrik Kertas Tjiwi
                        Kimia                          967,153
                                                  ------------
                                                     9,142,445
                                                  ------------
 ISRAEL: 4.2%
                28,000 ECI Telecommunications
                        Ltd.                           929,250
                24,000 Gilat Satellite Networks
                        Ltd.                         1,260,000
                36,000 Nice Systems Ltd. (ADR)         992,250
                36,000 Orbotech, Ltd.                1,876,500
                31,500 Tecnomatix Technologies
                        Ltd.                           551,250
                18,540 Teva Pharmaceuticals
                        Industries Ltd. (ADR)          908,460
                                                  ------------
                                                     6,517,710
                                                  ------------
 MALAYSIA: 4.1%
               780,000 Berjaya Sports Toto
                        Berhad (d)                   1,792,167
             1,070,000 Commerce Asset Holdings
                        Berhad (d)                   2,626,109
                97,000 IOI Properties Berhad
                        (d)                            159,556
               375,000 MAA Holdings Berhad (d)         783,289
               500,000 UMW Holdings Berhad (d)       1,116,188
                                                  ------------
                                                     6,477,309
                                                  ------------

           No. of
         Shares or
         Principal                                                    Value
 Country   Amount                  Securities (a)                    (Note 1)
-------------------------------------------------------------------------------
 MEXICO: 9.0%
          1,400,000 Comerci Local (UBC UNIT)                       $  1,456,476
            350,000 Corp Internamericana de Entretenimiento S.A.
                     (Series B)                                       1,142,515
            150,000 Corporacion GEO                                     636,942
             52,180 Fomento Economico Mexicano, S.A. de C.V.
                     (ADR)                                            2,080,677
            560,000 Grupo Continential S.A.                             879,830
            860,000 Grupo Financiero Banamex                          2,163,694
          5,000,000 Grupo Financiero Bancomer S.A. (GDR)              1,809,979
            160,000 Grupo Mexico S.A. Series B                          670,913
             53,750 Grupo Televisa S.A. (GDR)                         2,408,672
             41,500 Kimberly Clark de Mexico S.A. (ADR)                 846,675
                                                                   ------------
                                                                     14,096,373
                                                                   ------------
 PHILIPPINES: 3.8%
          1,000,000 Benpres Holdings Corp.                              236,530
            222,600 Benpres Holdings Corp. (GDR)                      1,062,915
          5,750,000 DMCI Holdings, Inc.                                 338,501
            700,000 La Tondena Distillers, Inc.                         827,858
         20,540,700 Metro Pacific Corp.                               1,025,685
             20,000 Philippine Long Distance Telephone Co.              602,500
            405,000 Philippine National Bank                          1,096,320
          3,240,900 SM Prime Holdings, Inc.                             732,503
                                                                   ------------
                                                                      5,922,812
                                                                   ------------
 POLAND: 1.7%
             30,000 Bank Rozwoju Eksportu S.A.                          943,588
                 50 Central European Foods,
                     Inc. (c)(d)                                        275,000
             61,500 Elektrim Spolka Akcyjna S.A.                        869,285
             15,250 Softbank S.A.                                       528,206
                                                                   ------------
                                                                      2,616,079
                                                                   ------------
 ROMANIA: 0.2%
          7,486,425 SNP Petrom (c)(d)                                   293,539
             48,543 The Romanian Growth Fund (d)                         60,679
                                                                   ------------
                                                                        354,218
                                                                   ------------

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (Continued)
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

          No. of                                                      Value
 Country  Shares                  Securities (a)                     (Note 1)
-------------------------------------------------------------------------------
 SINGAPORE: 2.7%
           250,000 Datacraft Asia Ltd.                             $  1,090,000
           250,000 Natsteel Electronics Ltd.                          1,093,851
           287,000 Pacific Century Insurance Holdings Ltd.            1,222,030
           181,000 Star Cruises PLC                                     807,260
                                                                   ------------
                                                                      4,213,141
                                                                   ------------
 SOUTH AFRICA: 5.3%
           100,000 Comparex Holdings Ltd.                               629,738
            50,000 Datatec Ltd.                                         722,542
           245,000 Dimension Data Holdings Ltd.                       1,084,062
         1,205,000 FirstRand Ltd.                                     1,377,885
            35,752 Liberty International PLC                            236,703
            76,113 Liberty Life Association of
                    Africa Ltd.                                         975,023
            46,965 Nedcor Ltd.                                        1,063,168
           674,900 Softline Ltd.                                        945,089
           140,000 South African Breweries Ltd.                       1,215,727
                                                                   ------------
                                                                      8,249,937
                                                                   ------------
 SOUTH KOREA: 10.2%
            20,000 Cheil Jedang Corp.                                 1,574,082
            33,150 Housing & Commercial Bank, Korea                   1,045,335
           110,000 Koram Bank                                         1,377,970
            27,000 Korea Telecom                                      1,791,447
            44,000 Pohang Iron & Steel                                1,479,500
            13,955 Samsung Electronics                                1,531,131
             4,099 S1 Corp.                                             789,699
               278 S1 Corp. Rights (expiring 7/19/99)                    12,633
            16,980 SK Telecom Co. Ltd.                                2,304,096
             3,890 SK Telecom Co. Ltd. Rights (expiring 7/27/99)        206,234
             3,949 SK Telecom Co. Ltd. Warrants (expiring
                    12/07/99)                                         3,816,462
                                                                   ------------
                                                                     15,928,589
                                                                   ------------
 TAIWAN: 4.8%
           115,000 Acer, Inc. (GDR)                                   1,437,500
           112,000 Asustek Computers, Inc.                            1,612,800
           470,000 R.O.C. Taiwan Fund                                 3,789,375
            20,000 Taiwan Semiconductor Manufacturing Co.               680,000
                                                                   ------------
                                                                      7,519,675
                                                                   ------------

           No. of                                                 Value
 Country  Shares                 Securities (a)                  (Note 1)
---------------------------------------------------------------------------
 THAILAND: 5.1%
            230,000 Bangkok Bank PLC                           $    501,490
            532,000 Capital Nomura Securities PLC                 1,628,277
            120,900 Grammy Entertainment PLC                        406,056
            720,000 MBK Properties and Development PLC              589,924
            201,300 Pizza Co. PLC                                   706,076
          1,000,000 Quality House Pub. Co.                          589,112
            650,000 Shin Corp. PLC                                2,869,718
             56,666 Siam City Cement PLC                            125,856
            291,000 Siam Pulp & Paper PLC                           630,552
                                                               ------------
                                                                  8,047,061
                                                               ------------
 TURKEY: 1.8%
         33,750,000 Akbank T.A.S.                                   495,724
         10,250,000 Carsi Buyuk Magazacilik A.S.                    352,100
          3,625,000 Enka Holding Yatirim A.S.                       626,910
          6,108,600 Guney Buracilik A.S                             224,310
         30,498,000 Turkiye Garanti Bankasi A.S.                    227,591
          7,500,000 Vestel Elektronik A.S.                          817,322
                                                               ------------
                                                                  2,743,957
                                                               ------------
 VENEZUELA: 0.7%
             38,000 CANTV (ADR)                                   1,035,500
                                                               ------------
 Total Stocks and Other Investments: 89.5%
 (cost: $112,630,237)                                           140,145,301
                                                               ------------
           No. of
         Contracts         Call Options Purchased: 1.3%
---------------------------------------------------------------------------
 SINGAPORE: 1.3%
            103,000 Development Bank of Singapore Ltd. Zero
                     Strike Call Option (expiring 4/19/00)        1,092,700
            110,000 Singapore Airlines Ltd. Zero Strike Call
                     Option (expiring 6/08/00)                      956,129
                                                               ------------
 Total Call Options Purchased: 90.8%
 (cost: $1,529,498)                                               2,048,829
                                                               ------------
 Total Investments: 90.8%
 (cost: $114,159,735)                                           142,194,130
 Other assets less liabilities: 9.2%                             14,440,411
                                                               ------------
 Net Assets: 100%                                              $156,634,541
                                                               ============

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (Continued)
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Summary of
Investments         % of
By Industry      Net Assets
-----------      ----------
Automotive          1.6%
Building,
 Construction &
 Materials          1.1%
Computer
 Services,
 Software &
 Equipment          5.5%
Conglomerate        5.0%
Consumer
 Products &
 Services           1.9%
Electronics &
 Electrical
 Equipment          3.3%
Energy              0.8%
Engineering &
 Construction       1.1%
Entertainment &
 Leisure            2.7%
Financial
 Services &
 Insurance         16.7%
Foods &
 Beverages          6.8%

Summary of
Investments            % of
By Industry         Net Assets
-----------         ----------
Forest Products         1.0%
Investment Fund         2.5%
Manufacturing           1.1%
Media                   1.8%
Metals & Mining         1.9%
Oil & Gas
 Exploration            2.8%
Oil Refinery            0.9%
Pharmaceuticals         1.0%
Real Estate             2.8%
Retail                  3.7%
Semiconductors &
 Semiconductor
 Equipment              1.4%
Shipping                0.4%
Steel                   1.9%
Technology              3.2%
Telecommunications     15.5%
Utilities               1.1%
Call Options            1.3%
Other assets
 less
 Liabilities            9.2%
                      ------
                      100.0%
                      ======

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Includes securities in the form of ADRs.
(c) Fair value as determined by the Board of Trustees.
(d) Restricted security, see Note 9.
(e) Security in default on interest payment.

Glossary:
ADR-American Depositary Receipt
"F"-Foreign Registry
GDR-Global Depositary Receipt
                       See Notes to Financial Statements

              Worldwide Emerging Markets Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

June 30, 1999 (Unaudited)
Assets:
Investments at value (cost, $114,159,735) (Note 1)................  $142,194,130
Cash, at value (cost, $2,157,844).................................     2,144,102
Cash- initial margin for equity swap (Note 8).....................     1,075,786
Receivables:
 Capital shares sold..............................................    10,441,123
 Securities sold..................................................     1,312,423
 Dividends........................................................       159,697
Deferred organization costs and other assets (Note 1).............       101,314
                                                                    ------------
  Total assets....................................................   157,428,575
                                                                    ------------
Liabilities:
 Payables:
 Capital shares redeemed..........................................       370,066
 Securities purchased.............................................       232,666
 Due to broker (Note 8)...........................................       147,025
 Accounts payable.................................................        44,277
                                                                    ------------
  Total liabilities...............................................       794,034
                                                                    ------------
Net assets........................................................  $156,634,541
                                                                    ============
Shares outstanding................................................    15,080,978
                                                                    ============
Net asset value, redemption and offering price per share
 ($156,634,541/15,080,978)........................................        $10.39
                                                                    ============
Net assets consist of:
 Aggregate paid in capital........................................  $176,696,635
 Unrealized appreciation of investments, swaps and foreign
  currencies......................................................    27,857,148
 Accumulated net investment loss..................................      (238,661)
 Accumulated realized loss........................................   (47,680,581)
                                                                    ------------
                                                                    $156,634,541
                                                                    ============

Statement of Operations
Six Months Ended June 30, 1999 (Unaudited)
Income: (Note 1)
Dividends (net of foreign taxes withheld of $50,147)....           $ 1,401,756
Interest................................................               482,725
                                                                   -----------
  Total income..........................................             1,884,481
Expenses:
Management (Note 2).....................................  $414,455
Administration (Note 2).................................     1,601
Custodian...............................................    83,447
Professional............................................    18,974
Reports to shareholders.................................    15,383
Trustees' fees and expenses.............................    10,152
Amortization of deferred organization costs (Note 1)....       743
Other...................................................    11,200
                                                          --------
  Total expenses........................................
                                                                       555,955
                                                                   -----------
  Net investment income.................................             1,328,526
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments (Note
 3):
Realized gain from security transactions................             2,249,585
Realized loss from foreign currency transactions........            (1,044,654)
Realized gain on equity swaps and foreign futures
 contracts..............................................                40,554
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currencies..............               (14,277)
Change in unrealized appreciation of investments and
 equity swaps...........................................            31,822,556
                                                                   -----------
Net gain on investments and foreign currencies..........            33,053,764
                                                                   -----------
Net Increase in Net Assets Resulting from Operations....           $34,382,290
                                                                   ===========

                       See Notes to Financial Statements

              Worldwide Emerging Markets Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                      Six Months
                                                        Ended
                                                       June 30,     Year Ended
                                                         1999      December 31,
                                                     (Unaudited)       1998
                                                     ------------  ------------
Increase (Decrease) in Net Assets From:
Operations:
 Net investment income.............................  $  1,328,526  $    693,525
 Realized loss from security transactions..........     2,249,585   (36,487,046)
 Realized loss from foreign currency transactions..    (1,044,654)     (358,972)
 Realized loss on options..........................            --      (720,000)
 Realized gain (loss) on equity swaps and foreign
  futures contracts................................        40,554      (108,570)
 Change in unrealized depreciation of forward
  foreign currency contracts and foreign
  currencies.......................................       (14,277)      (15,832)
 Change in unrealized appreciation (depreciation)
  of investments and equity swaps..................    31,822,556    10,290,532
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
  operations.......................................    34,382,290   (26,706,363)
                                                     ------------  ------------
Dividends and distributions to shareholders from:
 Net investment income.............................            --      (735,333)
 Net realized gains................................            --      (653,629)
                                                     ------------  ------------
 Total dividends and distributions.................            --    (1,388,962)
                                                     ------------  ------------
Capital share transactions*:
 Net proceeds from sales of shares.................   178,058,293    95,273,382
 Reinvestment of dividends.........................            --     1,388,962
                                                     ------------  ------------
                                                      178,058,293    96,662,344
 Cost of shares reacquired.........................  (110,318,902) (106,487,078)
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
  capital share transactions.......................    67,739,391    (9,824,734)
                                                     ------------  ------------
 Total increase (decrease) in net assets...........   102,121,681   (37,920,059)
Net Assets:
Beginning of period................................    54,512,860    92,432,919
                                                     ------------  ------------
End of period (including undistributed net invest-
 ment loss of $238,661 and $522,533, respectively).  $156,634,541  $ 54,512,860
                                                     ============  ============
*Shares of Beneficial Interest Issued and Redeemed
 (with an unlimited number of $.001 Par Value
 Shares Authorized, Issued and Redeemed):
 Shares sold.......................................    20,039,102    11,726,158
 Reinvestment of dividends.........................            --       142,166
                                                     ------------  ------------
                                                       20,039,102    11,868,324
 Shares reacquired.................................   (12,617,617)  (12,610,129)
                                                     ------------  ------------
 Net increase (decrease)...........................     7,421,485      (741,805)
                                                     ============  ============

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                              Six                                       For The Period
                          Months Ended                    For The Eight  December 21,
                            June 30,      Year Ended      Months Ended    1995(a) to
                              1999       December 31,     December 31,    April 30,
                          (unaudited)    1998     1997        1996           1996
                          ------------  -------  -------  ------------- --------------
Net Asset Value, Begin-
 ning of Period.........    $   7.12    $ 11.00  $ 12.49     $ 10.95        $10.00
                            --------    -------  -------     -------        ------
Income From Investment
 Operations:
Net Investment Income...        0.15(b)    0.09     0.14        0.01(b)       0.07(b)
Net Gain (Loss) on In-
 vestments (both real-
 ized and unrealized)...        3.12      (3.80)   (1.58)       1.59          0.88
                            --------    -------  -------     -------        ------
Total From Investment
 Operations.............        3.27      (3.71)   (1.44)       1.60          0.95
                            --------    -------  -------     -------        ------
Less Dividend and Dis-
 tributions:
Dividend from Net In-
 vestment Income........          --      (0.09)   (0.05)      (0.06)           --
Distributions from Capi-
 tal Gains..............          --      (0.08)      --          --            --
                            --------    -------  -------     -------        ------
Total Distributions.....          --      (0.17)   (0.05)      (0.06)           --
                            --------    -------  -------     -------        ------
Net Asset Value, End of
 Period.................    $  10.39    $  7.12  $ 11.00     $ 12.49        $10.95
                            ========    =======  =======     =======        ======
Total Return (c)........      45.93%    (34.15%) (11.61%)     14.66%         9.50%
--------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of Pe-
 riod (000).............    $156,635    $54,513  $92,433     $15,355        $  597
Ratio of Gross Expenses
 to Average Net Assets..       1.34%(d)    1.61%    1.34%      2.64%(d)      2.06%(d)
Ratio of Net Expenses to
 Average Net Assets.....       1.34%(d)    1.50%    0.80%      0.00%(d)      0.00%(d)
Ratio of Net Investment
 Income Average Net As-
 sets...................       3.21%(d)    1.02%    0.91%      0.74%(d)      1.89%(d)
Portfolio Turnover Rate.      72.13%     117.16%  142.39%     29.53%        45.89%

-------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total returns for periods of less than one year are not annualized.
(d) Annualized.
                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund series, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred Organization--Costs are being amortized over a period not to exceed five years.

G. Use of Derivative Instruments
Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (Continued) instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Note 2--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain administrative functions.

Note 3--Purchases and sales of securities, other than short-term obligations, aggregated $116,471,222 and $58,586,346, respectively, for the six months ended June 30,1999. For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $114,159,735. As of June 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $28,034,395 of which $34,125,718 related to appreciated securities and $6,091,323 related to depreciated securities. As of December 31, 1998, the Fund had a capital loss carry forward of $42,412,949 available, expiring December 31, 2006.

Note 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 6--Forward Foreign Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets.

Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 1999, the Fund did not have any outstanding forward foreign currency contracts.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of June 30, 1999 the total value of the asset and corresponding liability of the Fund's portion of the Plan is $21,673.

Note 8--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 1999, the Fund had the following outstanding swap (stated in U.S. dollars):

                           Number                            Termi-        Unrealized
                             of              Notional        nation        Deprecia-
 Underlying Security       Shares             Amount          Date            tion
 -------------------        -------         ----------       -------       ----------
 United Microelectronics
  Corp.                     436,000         $1,075,786       6/23/00       $(147,025)

Note 9--Restricted Securities

                                                                      Percent
                                                                      of Net
                                    Date                             Assets at
                                  Acquired        Cost      Value     6/30/99
                              ---------------- ---------- ---------- ---------
Banco del Suquia S.A.
 (Negotiable Obligations)     6/15/98          $   16,689 $    9,019    0.0%
Berjaya Sports Toto Berhad    4/26/99-5/07/99   1,278,055  1,792,167    1.1%
Central European Foods, Inc.  6/04/98             275,000    275,000    0.2%
Commerce Asset Holdings
 Berhad                       4/26/99-5/13/99   1,070,000  2,626,109    1.7%
IOI Properties Berhad         5/07/99-5/12/99     136,004    159,556    0.1%
MAA Holdings Berhad           4/27/99             466,266    783,289    0.5%
SNP Petrom                    8/05/97-10/24/97  1,936,469    293,539    0.2%
The Romanian Growth Fund      5/12/97             500,000     60,679    0.0%
UMW Holdings Berhad           5/12/99-5/13/99     851,972  1,116,188    0.7%

Note 10--Change of Independent Accountant

During the fiscal year the Board of Trustees of the Fund approved a change of the Fund's independent accountants to Ernst & Young LLP.

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Investment Adviser:     Van Eck Associates Corporation
       Distributor:     Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016 www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.